UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2023

BEACON ROOFING SUPPLY, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50924	36-4173371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
505 Huntmar Park Drive, Suite 300, Herndon, VA 20170
(Address of Principal Executive Offices) (Zip Code)
(571) 323-3939
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.01 par value	BECN	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On February 23, 2023, Beacon Roofing Supply, Inc. (the “Company”) issued a press release providing information regarding earnings for the fourth quarter and full year ended December 31, 2022. A copy of the press release is attached hereto as Exhibit 99.1.

On February 23, 2023, the Company delivered a presentation as part of the webcast for the earnings conference call for the fourth quarter and full year ended December 31, 2022. A copy of the presentation is attached hereto as Exhibit 99.2.

The information including Exhibit 99.1 and Exhibit 99.2 in Item 2.02 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On February 24, 2022, the Company announced that its Board of Directors (the “Board”) authorized and approved a $500 million share repurchase program (the “Repurchase Program”), pursuant to which the Company may, from time to time, purchase shares of its common stock, par value $0.01 (“Common Stock”). The Repurchase Program was previously disclosed on a Current Report on Form 8-K filed on February 24, 2022 (the "Prior 8-K"). As of the date hereof, the Company had approximately $112.1 million of the original authorization remaining to repurchase shares.

On February 23, 2023, as part of its earnings conference call for the fourth quarter and full year ended December 31, 2022, the Company is announcing that its Board has authorized and approved an increase of the Repurchase Program by approximately $387.9 million, permitting future share repurchases of $500 million.

For important information about the operation of the Repurchase Program, refer to the Prior 8-K. The timing and amount of repurchase transactions will depend on a variety of factors, including the Company’s stock price, market and business conditions, constraints specified in any Rule 10b5-1 trading plans, alternative investment opportunities and other considerations. Accordingly, the Company cannot predict when or if it will repurchase any shares of Common Stock.

Item 9.01    Financial Statements and Exhibits
(d)Exhibits

Exhibit Index
Exhibit Number	Description
99.1	Beacon Roofing Supply, Inc. press release dated February 23, 2023.
99.2	Beacon Roofing Supply, Inc. earnings presentation dated February 23, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: February 23, 2023	By:	/s/ FRANK A. LONEGRO
Frank A. Lonegro
Executive Vice President & Chief Financial Officer